UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023 (February 27, 2023)

Ceridian HCM Holding Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CDAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Changes for Christopher R. Armstrong, Executive Vice President, Chief Operating Officer

On February 27, 2023, the Compensation Committee of the Board of Directors (the “Board”) of Ceridian HCM Holding Inc. (the “Company” or “Ceridian”) approved and recommended to the Board, and on February 28, 2023, the Board approved an increase in the individual short-term incentive target of Christopher R. Armstrong, Executive Vice President, Chief Operating Officer, from 60% to 80% his base salary. A copy of the Fourth Amendment to the Employment Agreement, effective February 28, 2023, between Mr. Armstrong and Ceridian HCM, Inc. (“Ceridian HCM”), a subsidiary of the Company, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Ceridian HCM Holding Inc. 2023 Management Incentive Plan

On February 27, 2023, the Compensation Committee of the Board of the Company approved and recommended to the Board, and on February 28, 2023, the Board of the Company approved the Ceridian HCM Holding Inc. 2023 Management Incentive Plan (the “2023 MIP”). The 2023 MIP covers the incentive period of January 1, 2023, through December 31, 2023. The 2023 MIP is designed to drive Company results related to key financial metrics and to provide incentive compensation to active eligible employees who play a key role in the Company accomplishing its objectives.

Receipt of performance based, incentive compensation under the 2023 MIP is based on the Company’s achievement of the following financial goals: (i) the Cloud Revenue financial goal (the “Cloud Revenue Goal”); (ii) the adjusted EBITDA financial goal (the “Adjusted EBITDA Goal”); and (iii) the Sales Per Employee Per Month (“PEPM”) Annual Contract Value (“ACV”) financial goal (the “Sales PEPM ACV Goal”) for fiscal year 2023 (collectively, the “Performance Goals”). Both the Cloud Revenue Goal and the Adjusted EBITDA Goal are calculated based on the Company’s operating results on a constant currency basis and includes float revenue based on using average budget yield rates and actual volume. The Sales PEPM ACV Goal is calculated based on the sales of the Company’s products on a constant currency basis that contribute to its Cloud recurring revenue. In addition to the Performance Goals, certain participants in the 2023 MIP have individual performance goals based on the performance of certain areas of the Company’s business (the “Individual Performance Goals”). The Individual Performance Goals are calculated based on the achievement of certain organizational efficiencies and incremental growth plans.

A participant’s individual incentive target in the 2023 MIP is based on a percentage of the participant’s annual base salary (“Individual MIP Target”). Under the 2023 MIP, the Individual MIP Target for a participant will be split where 50% of the Individual MIP Target will be in the form of cash and 50% of the Individual MIP Target will be in the form of a performance stock unit (“PSU”) award granted on February 28, 2023 (the “Grant Date”) under the Ceridian HCM Holding 2018 Equity Incentive Plan, as amended (the “2018 EIP”), and pursuant to the terms of the 2018 EIP and the PSU award agreement (the “PSU Award Agreement”).

Any cash payment under the 2023 MIP will be determined using the participant’s base salary as of December 31, 2023. The number of PSUs granted to a participant under the 2023 MIP is determined using 50% of the participant’s Individual MIP Target in effect on the Grant Date, with a 10% premium. Any cash payment and the vesting conditions for the PSU award will be determined based on the Company’s performance against the achievement of the Performance Goals and Individual Performance Goals, if applicable. The Performance Goals and Individual Performance Goals, if applicable, will be set forth in the PSU Award Agreement. Participants can receive a payout between 0% for not meeting the threshold of any of the Performance Goals, up to a maximum total payout of, (i) in the case of Mr. Ossip, Ms. Turner, and Mr. Armstrong, 167% and (ii) in the case of Ms. Heuland, 150%, for achieving the maximum level of all of the Performance Goals and Individual Performance Goals, if applicable, with each goal measured independently to determine achievement and with intermediate cash payouts and PSU vesting being linearly interpolated. Should one or more of the Performance Goals fall below the Threshold level of achievement, the other Performance Goal(s) will be calculated without regard to the Maximum payout level on that Performance Goal, with payout for that Performance Goal extrapolated on a straight-line basis. In such case where one or more of the Performance Goals fall below the Threshold level of achievement, and the payout would have otherwise been below 100% if not for disregarding the Maximum payout level, the maximum total combined Incentive Component Payout may not exceed 100%. Upon vesting of a PSU award, a participant will receive shares of common stock of the

Company (“Common Stock”). Based on the Company’s performance against the achievement of the Performance Goals and Individual Performance Goals, if applicable, a PSU will vest upon the later of (i) the one-year anniversary of the Grant Date, or (ii) the date that the Compensation Committee of the Board or the Board certifies the attainment of one or more of the Performance Goals or Individual Performance Goals, if applicable, under the 2023 MIP.

Individual MIP Target levels under the 2023 MIP for the Company’s named executive officers listed in the Company’s proxy statement, dated March 23, 2022, for the Company’s 2022 annual stockholders meeting who are participating in the 2023 MIP (the “NEOs”) are as follows: (i) David D. Ossip, our Chair and Co-Chief Executive Officer, is 100% of his base salary; (ii) Leagh E. Turner, our Co-Chief Executive Officer, is 100% of her base salary; (iii) Noemie C. Heuland, our Executive Vice President, Chief Financial Officer, is 60% of her base salary, and (iv) Mr. Armstrong, our Executive Vice President, Chief Operating Officer is 80% of his base salary.

For Mr. Ossip and Ms. Turner, the Individual MIP Targets are weighted 33 1/3% for the Cloud Revenue Goal, 33 1/3% for the Adjusted EBITDA Goal, and 33 1/3% for the Sales PEPM ACV Goal. For Ms. Heuland, the Individual MIP Target is weighted 25% for the Cloud Revenue Goal, 25% for the Adjusted EBITDA Goal, 25% for the Sales PEPM ACV Goal, and 12.5% for each of her two respective Individual Performance Goals. For Mr. Armstrong, the Individual MIP Target is weighted 18.75% for the Cloud Revenue Goal, 18.75% for the Adjusted EBITDA Goal, 43.75% for the Sales PEPM ACV Goal, and 9.375% for each of his two respective Individual Performance Goals. Both the Cloud Revenue Goal and the Adjusted EBITDA Goal have a potential threshold payout of 50%, a target payout of 100%, and a maximum payout of 150%. The Sales PEPM ACV Goal has a potential threshold payout of 50%, a target payout of 100%, and a maximum payout of 200%. In the case of Ms. Heuland, one of Individual Performance Goals has a target payout of 100% for achievement of Target, with no payout for underachievement nor additional payout for overachievement, and the second Individual Performance Goal has a potential threshold payout of 50%, a target payout of 100%, with no additional payout for overachievement. In the case of Mr. Armstrong, one of his Individual Performance Goals has a potential threshold payout of 50%, a target payout of 100%, and a maximum payout of 150%, and his other Individual Performance Goal has a potential threshold payout of 50%, a target payout of 100%, with no additional payout for overachievement.

Pursuant to the 2023 MIP, the NEOs will be granted PSUs under the 2018 EIP on the Grant Date with the following values and pursuant to the terms of the 2018 EIP and the PSU Award Agreement: (i) Mr. Ossip, $440,000; (ii) Ms. Turner, $440,000; (iii) Ms. Heuland $198,000; and (iv) Mr. Armstrong, $288,200. The number of units underlying the PSUs will be determined based upon the dollar value for such individual noted above divided by the closing price of a share of Common Stock on the New York Stock Exchange (“NYSE”) on the Grant Date rounded up to the next whole unit.

The foregoing summary of the 2023 MIP and the PSU Award Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2023 MIP and PSU Award Agreement, copies of which are attached as Exhibits 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2023, as part of its periodic review of corporate governance matters and in connection with the new Securities and Exchange Commission (“SEC”) rules regarding universal proxy cards, the Board approved an amendment and restatement of the Company’s Second Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”) to:

•
Update the procedural mechanics and disclosure requirements in connection with stockholder nomination of directors and submissions of proposals, including to address rules related to the use of universal proxy cards adopted by the SEC under new rule 14a-19 and information to be provided in connection with a stockholder director nomination or submission of non-Rule 14a-18 proposals;
•
Require that a stockholder soliciting proxies from other stockholders use a proxy card color other than white;
•
Update stockholder meeting notice provisions, including in the case of adjournment; and
•
Make various other conforming, technical, modernizing and clarifying changes.

The foregoing summary and description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

Compensation Changes for Stephen H. Holdridge, President, Customer and Revenue Operations

On February 27, 2023, the Compensation Committee of the Board of the Company approved and recommended to the Board, and on February 28, 2023, the Board approved an amended and restated employment agreement effective February 7, 2023 (the “Amended and Restated Employment Agreement”) for Stephen H. Holdridge, President, Customer and Revenue Operations. The Amended and Restated Employment Agreement reflects Mr. Holdridge’s appointment as President, Customer and Revenue Operations on February 7, 2023, his current base salary at $650,000 per year, his increased annual target short-term incentive percentage from 60% to 80% of his base salary, and the continuation of his ability to participate in the Company’s long-term equity incentive plan. On February 28, 2023, Mr. Holdridge and Ceridian HCM entered into the Amended and Restated Employment Agreement.

The Amended and Restated Employment Agreement provides that if his employment is terminated without Cause or for Good Reason (as such terms are defined in the Amended and Restated Employment Agreement), he will receive (i) a lump sum cash payment equal to 12 months of total compensation (base salary plus incentive payment at target), (ii) reasonable executive outplacement services, and (iii) continuation of medical, dental, and prescription healthcare coverage based on his termination date for six months following his termination. In addition, Mr. Holdridge’s Amended and Restated Employment Agreement provides that if his employment is terminated due to death or Disability (as such term is defined in the Amended and Restated Employment Agreement), he would receive a pro-rated portion of the variable incentive plan payment that he would have been entitled to receive for the fiscal year in which his death or Disability occurs had he remained continuously employed for the full fiscal year. Mr. Holdridge’s Amended and Restated Employment Agreement also includes confidentiality, intellectual property, non-compete, non-recruitment, and non-disparagement provisions.

The foregoing summary of the Amended and Restated Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Employment Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Forms of New Equity Award Agreements under the 2018 EIP

New PSU Award Agreements

On February 27, 2023, the Compensation Committee of the Board of the Company approved and recommended, and on February 28, 2023, the Board approved, new forms of PSU Award Agreement under the 2018 EIP. Copies of the new forms of the PSU Award Agreement are attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference. The new forms of PSU Award Agreement will be effective for grants made on or after January 1, 2023 and reflect a change to the existing forms of PSU award agreements under the 2018 EIP to add language necessary to capture updates by the SEC in relation to Rule 10b5-1.

New Restricted Stock Unit (“RSU”) Award Agreements

On February 27, 2023, the Compensation Committee of the Board of the Company approved and recommended, and on February 28, 2023, the Board approved, new forms of RSU award agreement (the “RSU Award Agreement”) under the 2018 EIP. Copies of the new forms of the RSU Award Agreement are attached as Exhibits 10.6, 10.7 and 10.8 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference. The new forms of RSU Award Agreement will be effective for grants made on or after January 1, 2023 and reflect changes to the existing forms of RSU award agreements under the 2018 EIP to add language necessary to capture updates by the SEC in relation to Rule 10b5-1, and additional involuntary termination language to account for longer-term cliff vesting schedules.

Grant of Equity Awards to Certain Members of Management

On February 27, 2023, the Compensation Committee of the Board of the Company approved and recommended, and on February 28, 2023, the Board approved, the granting of equity awards to management and key employees under the 2018 EIP, including the following value of RSUs and PSUs to be granted to the NEOs, Mr. Holdridge and Joseph B. Korngiebel: (i) Mr. Ossip, $5.0 million RSUs and $7.0 million PSUs; (ii) Ms. Turner, $5.0 million RSUs and $7.0 million PSUs; (iii) Ms. Heuland, $1.25 million RSUs and $1.625 million PSUs; (iv) Mr. Armstrong, $2.0 million RSUs and $2.6 million PSUs; (v) Mr. Holdridge, $2.0 million RSUs and $3.45 million PSUs; and (vi) Mr. Korngiebel, $2.0 million RSUs and $2.6 million PSUs.

The number of units underlying the PSU awards and RSU awards to be granted under the 2018 EIP pursuant to a PSU Award Agreement or RSU Award Agreement will equal the dollar value of the award for an individual divided by the closing price of a share of Common Stock on the NYSE on the Grant Date rounded down to the nearest whole unit. The RSUs will vest as to one-third of the RSU award on each of the first three anniversaries of the Grant Date.

The PSU awards described herein will vest based on the achievement of Company financial metrics (“fPSU”) or relative peer group performance (“mPSU”) as follows: (i) Mr. Ossip, $5.0 million of the $7.0 million PSUs will be granted as fPSUs with the remaining $2.0 million granted as mPSUs; (ii) Ms. Turner, $5.0 million of the $7.0 million PSUs will be granted as fPSUs with the remaining $2.0 million granted as mPSUs; (iii) Ms. Heuland, $1.25 million of the $1.625 million PSUs will be granted as fPSUs with the remaining $0.375 million granted as mPSUs; (iv) Mr. Armstrong, $2.0 million of the $2.6 million PSUs will be granted as fPSUs with the remaining $0.6 million granted as mPSUs; (v) Mr. Holdridge, $2.85 million of the $3.45 million PSUs will be granted as fPSUs with the remaining $0.60 million granted as mPSUs; and (vi) Mr. Korngiebel, $2.0 million of the $2.6 million PSUs will be granted as fPSUs with the remaining $0.6 million granted as mPSUs.

The vesting of all of the fPSU awards for Mr. Ossip, Ms. Turner, Ms. Heuland, Mr. Armstrong and Mr. Korngiebel, and $2.0 million of Mr. Holdridge’s $2.85 million fPSU award is based on the Company’s achievement of the following financial goals, all weighted equally: (i) the Cloud Recurring Revenue financial goal (the “Cloud Recurring Revenue Goal”); (ii) the Adjusted Cloud Recurring Gross Margin financial goal (the “Adjusted Cloud Recurring Gross Margin Goal”); and (iii) the Sales PEPM ACV Goal (collectively, the “fPSU Performance Goals”), with each goal measured independently to determine achievement and with intermediate vesting being linearly interpolated.

Both the Cloud Recurring Revenue Goal and the Adjusted Cloud Recurring Gross Margin Goal are calculated based on the Company’s operating results on a constant currency basis and include float revenue based on using average budget yield rates and actual volume. The Sales PEPM ACV Goal is calculated based on the sales of the Company’s products on a constant currency basis that contribute to its Cloud recurring revenue.

The first tranche of the fPSUs for Mr. Ossip, Ms. Turner, Ms. Heuland, Mr. Armstrong and Mr. Korngiebel, and $2.0 million of Mr. Holdridge’s $2.85 million fPSU award, will vest upon the later of the (i) Compensation Committee or the Board certifying that the Company has achieved at least one of the fPSU Performance Goals for 2023, or (ii) the one-year anniversary of the Grant Date. The second tranche of the fPSUs will vest upon the later of the (i) Compensation Committee or the Board certifying that the Company has achieved at least one of the fPSU Performance Goals for 2024, with threshold, target, and maximum levels set in Q1 2024, or (ii) the two-year anniversary of the Grant Date. The third tranche of the fPSUs will vest upon the later of the (i) Compensation Committee or the Board certifying that the Company has achieved at least one of the fPSU Performance Goals for 2025, with threshold, target, and maximum levels set in Q1 2025, or (ii) the three-year anniversary of the Grant Date.

Both the Cloud Recurring Revenue Goal and the Adjusted Cloud Recurring Gross Margin Goal have a potential threshold payout of 50% for achievement of 97.5% of target, a target payout of 100% for achievement of 100% of target, and a maximum payout of 150% for achievement of 102.5% of target. The Sales PEPM ACV Goal has a potential threshold payout of 50% for achievement of 91% of target, a target payout of 100% for achievement of 100% of target, and a maximum payout of 200% for achievement of 106% of target.

In the case of Mr. Holdridge, $0.85 million of his $2.85 million fPSU (the “Holdridge fPSU”) is based on the Company’s achievement of the Holdridge Sales PEPM ACV Goal (the “fPSU Holdridge Performance Goal”), with a potential threshold payout of 50% for achievement of 86% of target, a target payout of 100% for achievement of 100% of target, and a maximum payout of 200% for achievement of 106% of target. Upon the Compensation Committee or the Board certifying that the Company has achieved at least the threshold of the Holdridge fPSU Performance Goal, one-third of the Holdridge fPSUs will vest annually on each of the first three anniversaries of the Grant Date.

The metrics to determine vesting of the mPSUs are based on total shareholder return performance (the “rTSR Performance Goal”) relative to the S&P 1500 Application Software Index (the “TSR Peer Group”). The mPSUs fully vest on the third anniversary of the Grant Date, contingent upon achievement of the mPSU financial goals. The rTSR Performance Goal has a potential threshold payout of 50% for achieving the 25th percentile TSR of the TSR Peer Group; a target payout of 100% for achieving the 50th percentile TSR of the TSR Peer Group; an above target payout of 150% for achieving the 75th percentile TSR of the TSR Peer Group; and a maximum payout of 200% for achieving the 90th percentile of the TSR Peer Group.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws of Ceridian HCM Holding Inc.
10.1	Fourth Amendment to Employment Agreement, effective February 28, 2023, between Ceridian HCM, Inc. and Christopher R. Armstrong
10.2	Ceridian HCM Holding Inc. 2023 Management Incentive Plan
10.3	Form of Performance Stock Unit Award Agreement (for awards made after January 1, 2023)

10.4	Form of Performance Stock Unit Award Agreement (for Canadian executive awards made after January 1, 2023)

10.5	Amended and Restated Employment Agreement, effective February 7, 2023, between Ceridian HCM, Inc. and Stephen H. Holdridge
10.6	Form of Restricted Stock Unit Award Agreement (for awards made after January 1, 2023)
10.7	Form of Restricted Stock Unit Award Agreement (for Canadian executive awards made after January 1, 2023)

10.8	Form of Restricted Stock Unit Award Agreement Cliff Vest (for awards made after January 1, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN HCM HOLDING INC.

By:	/s/ William E. McDonald
Name:	William E. McDonald
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: March 1, 2023